Exhibit 21

INDUS Realty Trust, Inc.

Subsidiaries

INDUS Realty Trust, LLC—organized in Maryland

INDT LLC—organized in Delaware

INDT TRS LLC—organized in Delaware

INDUS Realty, LLC—organized in Connecticut

INDUS Center Development I, LLC—organized in Connecticut

INDUS Center Development II, LLC—organized in Connecticut

INDUS Center Development III, LLC—organized in Connecticut

INDUS Center Development IV, LLC—organized in Connecticut

INDUS Center Development V, LLC—organized in Connecticut

Tradeport Development I, LLC—organized in Connecticut

Tradeport Development II, LLC—organized in Connecticut

Tradeport Development III, LLC—organized in Connecticut

Tradeport Development IV, LLC—organized in Connecticut

Tradeport Development V, LLC—organized in Connecticut

Tradeport Development VI, LLC—organized in Connecticut

825 Prospect Hill Road, LLC—organized in Connecticut

WA II, LLC—organized in Connecticut

Stratton Farms I, LLC—organized in Connecticut

INDUS Realty, LLC—organized in Connecticut

River Bend Holdings, LLC—organized in Connecticut

River Bend Development CT, LLC—organized in Connecticut

GLNCM, LLC—organized in Connecticut

RB Hoskins, LLC—organized in Connecticut

Riverbend Lehigh Valley Holdings I, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings II, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings III, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings IV, LLC—organized in Delaware

Riverbend Lehigh Valley Holdings V, LLC—organized in Delaware

INDUS Land Development MA, LLC—organized in Massachusetts

Riverbend Concord Properties I, LLC—organized in North Carolina

Riverbend Concord Properties II, LLC—organized in North Carolina

Riverbend Old Statesville, LLC—organized in North Carolina

Riverbend Hanover Properties I, LLC—organized in Pennsylvania

Riverbend Hanover Properties II, LLC—organized in Pennsylvania

Riverbend Crossings III Holdings, LLC—organized in Pennsylvania

Riverbend Bethlehem Holdings I, LLC—organized in Pennsylvania

Riverbend Bethlehem Holdings II, LLC—organized in Pennsylvania

Riverbend East Allen Properties I, LLC—organized in Pennsylvania

Riverbend East Allen Properties II, LLC—organized in Pennsylvania

Riverbend Upper Macungie Properties I, LLC—organized in Pennsylvania

Riverbend South Whitehall Properties, LLC—organized in Pennsylvania

Riverbend Orlando Holdings I, LLC—organized in Florida

Riverbend Orlando Holdings III, LLC—organized in Florida

Riverbend Orlando Holdings IV, LLC—organized in Florida